SUPPLEMENT DATED JANUARY 16, 2009

TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 28, 2008

FOR

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS GLOBAL INCOME FUND

(the “Fund”)

The Fund’s Board of Trustees has determined that it is advisable and in the best interests of the Fund and its shareholders to terminate and wind up the Fund. The Fund is expected to cease operations on or about March 13, 2009. In preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

In the interim, effective immediately, the Fund will be closed to new purchases and incoming exchanges, except that dividend reinvestment will continue until the Fund is terminated.

Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex. Shareholders who exchange their shares for the same class of shares of other Legg Mason Partners Funds may do so without the imposition of a sales charge, and any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived.

Shareholders who are otherwise subject to Federal income tax should be aware that the liquidation of the Fund will be a taxable event for shareholders to the extent of any gains they may realize.